                                                     Exhibit 10.5
                                                   CONFORMED COPY
                   DATED AS OF June 25, 1999
                   -------------------------





                       NATIONSBANK, N.A.
                       as Senior Creditor


                  STANDARD BANK LONDON LIMITED
                    as Subordinated Creditor


                              and


                      HECLA MINING COMPANY
                         as the Company



                --------------------------------

                   NATIONSBANK SUBORDINATION
                           AGREEMENT
                --------------------------------




                      ASHURST MORRIS CRISP
                        Broadwalk House
                        5 Appold Street
                        London EC2A 2HA

                      Tel:  0171 638 1111
                      Fax:  0171 972 7990
                    TCW/627S00004/1259027.2

              NATIONSBANK SUBORDINATION AGREEMENT

THIS NATIONSBANK SUBORDINATION AGREEMENT is dated as of June  25,
1999 (this "Agreement")

AMONG:

(1) NATIONSBANK, N.A. ("NationsBank"), a United States national banking association, individually and as agent under the Senior Credit Agreement as such and other terms used as defined and interpreted in accordance with ARTICLE 1 (in such capacity, the "Senior Creditor");

(2) STANDARD BANK LONDON LIMITED ("Standard Bank"), a bank organized under the laws of England and Wales, individually and as agent under the Subordinated Credit Agreement (in such capacity, the "Subordinated Creditor"); and

(3) HECLA MINING COMPANY, a Delaware corporation ("Hecla Mining" or the "Company").

WITNESSETH:-

WHEREAS, two subsidiaries of Hecla Mining, Monarch Resources Investments Limited ("MRIL") and Monarch Minera Suramericana, C.A. ("MMS") have entered into the credit agreement, dated as of June 25, 1999 (the "Project Credit Agreement") among (1) MRIL, as borrower, (2) MMS, as an additional obligor, (3) the bank parties thereto, (4) Standard Bank as Administrative Agent and (5)
Standard Bank as Collateral Agent, in order to fund the acquisition and upgrade of the La Camorra underground gold mine (the "Project") in Venezuela;

WHEREAS, Hecla Mining has entered into the credit agreement dated as of June 25, 1999 (the "Subordinated Credit Agreement") among
(1) Hecla Mining, as borrower, (2) the bank parties thereto, (3) Standard Bank as Administrative Agent and (4) Standard Bank as Collateral Agent;

WHEREAS, Hecla Mining is party to the Restated Credit Agreement dated as of May 7, 1999 (the "Senior Credit Agreement"), among
(1) Hecla Mining, as borrower, (2) certain subsidiaries of Hecla Mining, (3) the banks party thereto, and (4) NationsBank, as Agent;

WHEREAS, the execution and delivery by (a) MRIL and MMS of the Project Credit Agreement will require the consent of the Senior Creditor (acting on behalf of the Majority Senior Lenders) and
(b) Hecla Mining of the Subordinated Credit Agreement will require the consent of the Senior Creditor (acting on behalf of the Majority Senior Lenders) and also that the Subordinated Creditor subordinates its rights under the Subordinated Credit Agreement to the rights of the Senior Creditor under the Senior Credit Agreement on terms satisfactory to the Senior Creditor;

WHEREAS, the parties hereto have agreed to enter into this Agreement in order to set out the arrangements described in the previous recital; and

WHEREAS, this Agreement is the "NationsBank Subordination Agreement" referred to in the Project Credit Agreement and the Subordinated Credit Agreement and it is a condition precedent to the effectiveness of both documents and to the making of the loans thereunder that each of the parties hereto execute and deliver this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Senior Creditor, each of the Subordinated Creditor and the Company undertakes and agrees, for the benefit of the Senior Creditor, as follows:

1 .  DEFINITIONS; INTERPRETATION

1.1 DEFINITIONS. In this Agreement (including its preamble and recitals), the following capitalized terms shall have the following meanings:

     "Agreement" is defined in the PREAMBLE.

     "Acquisition  Agreement"  is  defined  in  the  Subordinated
Credit Agreement.

     "Company" is defined in the PREAMBLE.

     "Default" means, as the context may require, a Default under (and as defined in) the Senior Credit Agreement and/or the Subordinated Credit Agreement.

     "Default Notice" is defined in SECTION 4.1.

     "Hecla Mining" is defined in the PREAMBLE.

     "Insolvency Proceeding" means, with respect to any Person, any voluntary or involuntary liquidation, dissolution, sale of all or substantially all of such Person's assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement or composition of such person or entity (whether or not pursuant to bankruptcy, insolvency or other similar laws) and any other proceeding under laws for the protection of debtors involving such Person or any of its assets.

     "Liabilities" means all indebtedness and obligations of Hecla Mining, howsoever created, arising or evidenced, whether created directly or acquired by assignment or otherwise whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and whether for principal, interest, fees, expenses or otherwise.

     "Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure indebtedness owed to it or any other arrangement with such creditor which provides for the payment of such indebtedness out of such property or assets or which allows such creditor to have such indebtedness satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

     "Majority  Senior Lenders" means the Majority Lenders  under
     (and as defined in) the Senior Credit Agreement.

     "MMS" is defined in the PREAMBLE.

     "MRIL" is defined in the PREAMBLE.

     "NationsBank" is defined in the PREAMBLE.

     "Person" means an individual, corporation, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

     "Project" is defined in the FIRST RECITAL.

     "Project Credit Agreement" is defined in the FIRST RECITAL.

     "Senior Credit Agreement" is defined in the THIRD RECITAL.

     "Senior Creditor" is defined in the PREAMBLE and shall  mean
     NationsBank in its individual capacity and in its capacity as agent for all lenders (howsoever denominated) party from time to time to the Senior Credit Agreement.

     "Senior Liabilities" means all Liabilities owing from Hecla Mining to the Senior Creditor and all other lenders party from time to time to the Senior Credit Agreement arising under the Senior Credit Agreement and all other Senior Loan Documents executed and delivered by the Company and/or any of its subsidiaries. "Senior Liabilities" shall include all amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 263(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. 502(b) and 506(b) and any other similar provisions arising under applicable law and shall include interest accruing after the commencement of any Insolvency Proceeding whether or not such interest is an allowed claim enforceable in such Insolvency Proceeding.

     "Senior Loan Documents" means the Senior Credit Agreement and all documents and instruments delivered pursuant thereto or in connection therewith.

     "Standard Bank" is defined in the PREAMBLE.

     "Subordinated  Credit Agreement" is defined  in  the  SECOND
     RECITAL.

     "Subordinated Creditor" is defined in the PREAMBLE and shall mean Standard Bank in its individual capacity and in its capacity as agent for all lenders (howsoever denominated) party from time to time to the Subordinated Credit Agreement.

     "Subordinated Liabilities" means all Liabilities from time to time owing by Hecla Mining to the Subordinated Creditor and all other lenders (howsoever denominated) party from time to time to the Subordinated Credit Agreement arising under the Subordinated Credit Agreement and all other Subordinated Loan Documents executed and delivered by the Company and/or any of its subsidiaries (other than MMS and MRIL and any successor entities in connection with the financial accommodation provided to and in connection with the Project). "Subordinated Liabilities" shall include all amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 263(a) and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. 502(b) and 506(b) and any other similar provisions arising under applicable law and shall include interest accruing after the commencement of any Insolvency Proceeding whether or not such interest is an allowed claim enforceable in such Insolvency Proceeding.

     "Subordinated Loan Documents" means the Subordinated  Credit
     Agreement   and  all  documents  and  instruments  delivered
     pursuant thereto or in connection therewith.

     "Termination Date" means the earliest date after the date hereof on which all Senior Liabilities have been paid in cash and satisfied in full and neither the Senior Creditor nor any lender (howsoever denominated) then party to the Senior Credit Agreement has any outstanding commitment (whether or not conditioned on the satisfaction of any condition precedent) to lend money or otherwise extend credit to Hecla Mining.

     "Trigger Default" means (i) the failure of the Company or any subsidiary of the Company to pay any component of any Senior Liability when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, or (ii) the failure of the Company or any subsidiary of the Company to duly observe, perform or comply with the terms and provisions of Sections 7.1, 7.11, 7.12, or 7.13 of the Senior Credit Agreement.

1.2  INTERPRETATION

     Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any, such agreement, instrument or document (to the extent permitted by the terms thereof); PROVIDED, HOWEVER, that nothing contained in this Section shall be construed to authorize any party hereto to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Agreement," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

2.   SUBORDINATION TERMS

2.1  SUBORDINATION OF LIABILITIES

     (a) The Subordinated Creditor, individually and on behalf of all lenders (howsoever denominated) party from time to time to the Subordinated Credit Agreement, hereby until the Termination Date (but subject to SECTION 2.3) expressly and in all respects, subordinates and makes junior and inferior;

          (i) all Subordinated Liabilities and the payment of the Subordinated Liabilities, to

          (ii) the Senior Liabilities and the payment of the Senior Liabilities.

     (b) Without the prior written consent of the Senior Creditor, prior to the Termination Date (but subject to SECTION 2.3), the Subordinated Creditor shall not accept, receive or collect (by set-off or other manner) any payment or distribution on account of, or ask for, demand or accelerate, directly or indirectly, any Subordinated Liability, and Hecla Mining shall not make any such payment, except that Hecla Mining may make principal payments of

          (i)  U.S. $1,000,000 to the Subordinated Creditor on June 30,
               2003;

          (ii) U.S.$1,000,000 to the Subordinated Creditor on December 31,
               2003;

          (iii) U.S.$1,000,000 to the Subordinated Creditor on June 30, 2004 (plus accrued and accreted interest until such time) on June 30, 2004 (if the Senior Credit Agreement shall still be in effect); and

          (iv) All amounts owing under Sections 3.3.1, 4.2, 4.3, 4.4, 4.6 and 10.3 of the Subordinated Credit Agreement and in respect of the "Additional Costs Rate" thereunder so long as no Trigger Default has occurred and is continuing at the time of such payment.

2.2 SUBORDINATION OF LIENS. Except for the right to set off against the Subordinated Liabilities any balances, credit, deposits accounts or moneys of Hecla Mining at the banks and financial institutions that are parties to the Subordinated Credit Agreement, any Liens granted by Hecla Mining or any of its subsidiaries (other than those granted by Hecla Mining, MRIL and MMS, and any successor entities, in the share capital or assets of MRIL or MMS or such successor entities, or in connection with the Acquisition Agreement, in each case in connection with the financial accommodation provided to and in connection with the Project) at any time securing the Subordinated Liabilities are hereby made, and will at all times prior to the Termination Date be, subject, subordinate, junior and inferior in all respects to all Liens securing the Senior Liabilities; provided that this Section shall not be construed as a consent by Senior
     Creditor to any Liens prohibited by the Senior Credit Agreement or any other Loan Document.

2.3 ASSETS WRONGLY RECEIVED. If the Subordinated Creditor receives any payment or distribution of any kind (whether in cash, securities or other property) in contravention of this Agreement, it shall hold such payment or distribution in trust for the Senior Creditor, shall segregate the same from all other cash or assets it holds, and shall immediately deliver the same to Senior Creditor for the benefit of
     Senior Creditor in the form received by Subordinated Creditor (together with any necessary endorsement) to be applied to or, at Senior Creditor's option held as collateral for, the payment or prepayment of the Senior Liabilities.

2.4 NO ACCELERATION, INSTITUTION OF COLLECTION PROCEEDINGS OR INTERFERENCE WITH SENIOR CREDITOR'S COLLATERAL. (a) Prior to the Termination Date, the Subordinated Creditor shall not accelerate or collect or attempt to collect any part of the Subordinated Liabilities, whether through the commencement or joinder of an action or proceeding (judicial or otherwise) or an Insolvency Proceeding, the enforcement of any rights against any property of Hecla Mining (including any such enforcement by foreclosure, repossession or sequestration proceedings), or otherwise except when Senior Creditor shall either request that Subordinated Creditor join it in bringing any such proceeding or request that Subordinated Creditor file claims in connection with any such proceeding. The restriction described in this clause shall not apply to the Subordinated Creditor if:

          (i)  an  Insolvency  Proceeding with respect  to  Hecla
               Mining   is   commenced  by  Persons  other   than
               Subordinated Creditor; or

          (ii) the Senior Creditor accelerates the Senior Liabilities or enforces against the collateral securing the Senior Liabilities; PROVIDED, HOWEVER, that in no event shall the Subordinated Creditor commence an Insolvency Proceeding against Hecla Mining or any of its subsidiaries other than MRIL and MMS and any of their successors.

     (b) For the avoidance of doubt, any moneys received under this Section shall be subject to the Subordinated
          Creditor's obligations under SECTIONS 2.1, 2.3 and 2.5.

2.5  INSOLVENCY PROCEEDINGS.

     (a) Upon any distribution of all or any of the assets of Hecla Mining, upon the dissolution, winding up, liquidation or reorganization of Hecla Mining (whether or not in any Insolvency Proceeding), or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of Hecla Mining, then any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Subordinated Liabilities shall be paid and delivered directly to the Senior Creditor to be applied to or, at Senior Creditor's option held as collateral for, the payment or prepayment of the Senior Liabilities.

     (b) During the pendency of any Insolvency Proceeding with respect to Hecla Mining, Subordinated Creditor shall promptly execute, deliver and file any documents and instruments which Senior Creditor may from time to time request in order to (i) file appropriate proofs of claim in respect of the Subordinated Liabilities in such Insolvency Proceeding, (ii) instruct any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any payment or distribution in such Insolvency Proceeding to make all payments which might otherwise be payable or deliverable in respect of the Subordinated Liabilities directly to Senior Creditor, and (iii) otherwise effect the purposes of this Agreement.

     (c) Cumulative of the foregoing, Subordinated Creditor hereby grants to Senior Creditor the express power and authority (which power and authority are coupled with an interest and shall be irrevocable) to do the following until the Termination Date in the name of and on behalf of Subordinated Creditor if Subordinated Creditor fails to do so within ten (10) days after written request therefor by Senior Creditor:

          (i) to file appropriate claims (whether by proofs of claim or otherwise) in any Insolvency Proceeding and to take such other actions in such Insolvency Proceeding as may be necessary or, in the reasonable opinion of the Senior Creditor, desirable to prevent the waiver or release of any claims for Subordinated Liabilities or to enforce the terms of this Agreement.

          (ii) to prosecute and enforce such claims in such Insolvency Proceeding, to initiate and participate in other proceedings to enforce such Subordinated Liabilities, and to collect and receive any and all such cash or other assets which may be paid on account of Subordinated Liabilities in such Insolvency Proceeding or in any other proceeding.

          Senior Creditor shall, however, have no duty to Subordinated Creditor to exercise any of the foregoing power and authority, and Senior Creditor may do so or decline to do so in its sole and absolute discretion.

2.6 ASSIGNMENT AND MARKING OF SUBORDINATED LIABILITIES. Prior to the Termination Date, Subordinated Creditor shall not without the prior consent of Senior Creditor:

     (a) transfer, assign, pledge, encumber or otherwise dispose of any right, claim or interest in all or any part of the Subordinated Liabilities to any Person other than the Senior Creditor; provided, however, that the foregoing shall not apply to transfers and assignments to lenders and other financial institutions participating in the Subordinated Credit Agreement,

     (b) subordinate any of the Subordinated Liabilities to any Liabilities other than the Senior Liabilities.

     The Subordinated Creditor shall cause each instrument to which it is a party that evidences all or any part of the Subordinated Liabilities to bear upon its face a conspicuous statement or legend to the effect that such instrument and the indebtedness evidenced thereby are subordinate to the payment of all Senior Liabilities pursuant to this Agreement.

2.7 WAIVER. The Subordinated Creditor hereby waives promptness, diligence, notice of acceptance, and any notice (other than as specifically provided in ARTICLE 4) with respect to any of the Senior Liabilities and this Agreement, and any requirement that the Senior Creditor exhaust any other right or take any action against the Subordinated Creditor or any other Person or any collateral.

2.8  SUBROGATION.

     (a) No payment or distribution to the Senior Creditor pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any rights of subrogation in respect thereof prior to the Termination Date, and until such time the Subordinated Creditor shall not have any right of subrogation to the Senior Creditor on account of this Agreement.

     (b) After the Termination Date, and provided that no payments received by the Senior Creditor are voidable or must otherwise be returned, the Subordinated Creditor shall be subrogated to the rights of the Senior Creditor to receive distributions applicable to the Senior Liabilities to the extent that distributions otherwise payable to the Subordinated Creditor have been applied to the payment of the Senior Liabilities owing to the Senior Creditor.

     (c) Any distribution made pursuant to this Agreement to the Senior Creditor on account of the Subordinated Liabilities owing by Hecla Mining to the Subordinated Creditor, shall not, as between such Persons, be considered a payment of the Subordinated Liabilities.

2.9 REINSTATEMENT. The Subordinated Creditor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Senior Liabilities owing to it is rescinded or must otherwise be restored by the Collateral Agent, upon an Insolvency Proceeding or otherwise, all as though such payment had not been made.

2.10 OBLIGATIONS HEREUNDER NOT AFFECTED. No action or inaction of Senior Creditor or any other Person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties hereunder of Subordinated Creditor, affect this Agreement in any way, or afford any Person any recourse against Senior Creditor. Without limiting the generality of the foregoing, none of the obligations, liabilities, agreements and duties of the Subordinated Creditor under this Agreement shall be released, diminished, impaired, reduced or affected by the occurrence of any of the following at any time or from time to time, even if occurring without notice to or without the consent of the Subordinated Creditor (any right of the Subordinated Creditor to be so notified or to require such consent being hereby waived, except as set forth in
     ARTICLE 5):

     (a)  the release (by operation of law or otherwise) of Hecla
          Mining   from  its  duty  to  pay  any  of  the  Senior
          Liabilities.

     (b) any invalidity, deficiency, illegality or unenforceability of any of the Senior Liabilities or the documents and instruments evidencing, governing or securing the Senior Liabilities, in whole or in part, any bar by any statute of limitations or other law to recovery on any of the Senior Liabilities, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impracticability or other defense or excuse with respect to the Senior Liabilities whatsoever.

     (c) the taking or accepting by Senior Creditor of any additional security for or subordination to any or all of the Senior Liabilities.

     (d) any release, discharge, surrender, exchange, subordination, non-perfection, impairment, modification or stay of actions or lien enforcement proceedings against, or loss of any security at any time existing with respect to, the Senior Liabilities.

     (e)  the   modification  or  amendment  of,  or  waiver   of
          compliance  with,  any  terms  of  the  documents   and
          instruments  evidencing,  governing  or  securing   the
          Senior Liabilities.

     (f)  the insolvency, bankruptcy or disability of the Company
          or   the  filing  or  commencement  of  any  Insolvency
          Proceeding involving the Company or other proceeding with respect thereto.

     (g) any increase or decrease in the amount of the Senior Liabilities or in the time, manner or terms in accordance with which the Senior Liabilities are to be paid, or any adjustment, indulgence, forbearance, waiver or compromise that may be granted or given with respect to the Senior Liabilities.

     (h) any neglect, delay, omission, failure or refusal of Senior Creditor to take or prosecute any action for the collection of the Senior Liabilities or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or part of the Senior Liabilities.

     (i) any release of the proceeds of collateral which may come into the possession of Senior Creditor or its affiliates.

     (j) any judgment, order or decree by any court or governmental agency or authority that a payment or distribution by Hecla Mining to Senior Creditor upon the Senior Liabilities is a preference or fraudulent transfer under applicable bankruptcy or similar laws for the protection of creditors or is for any other reason required to be refunded by Senior Creditor or paid by Senior Creditor to any other Person.

     (k) any modification of, or waiver of compliance with, any terms of this Agreement with respect to any party hereto.

     (l) any neglect, delay, omission, failure or refusal of Senior Creditor to take or prosecute any action against any Person in connection with this Agreement.

3.   AMENDMENTS TO DOCUMENTS

3.1  AMENDMENTS  TO SUBORDINATED CREDIT AGREEMENT. Neither  Hecla
     Mining nor the Subordinated Creditor will, without the prior written consent of the Senior Creditor:

     (a) agree to or take any action which would increase the rate of interest payable (or accreting) under the Subordinated Credit Agreement or otherwise increase the cost to Hecla Mining of the Subordinated Liabilities other than as contemplated by the Subordinated Credit Agreement as in effect at the date hereof;

     (b) agree to or take any action which would postpone the Maturity Date (as defined in the Subordinated Credit
          Agreement) as in effect at the date hereof;

     (c)  agree  to  or take any action which would increase  the
          Aggregate   Commitment  Amount  (as  defined   in   the
          Subordinated Credit Agreement) as in effect at the date hereof;

     (d) agree to or take any action to amend the timings and amounts of the payments of principal and interest in respect of the Subordinated Liabilities as in effect at the date hereof;

     (e) agree to or take any action to amend any provisions of the Subordinated Credit Agreement referred to in CLAUSE
          2.1(B)(IV); and

     (f) agree to or take any action to extend or create a lien (howsoever denominated) over any property of Hecla Mining or its subsidiaries which lien would secure or purport to secure the Subordinated Liabilities, other than as in effect at the date hereof and other than as related to Hecla Mining's direct and indirect ownership in the Project.

4.   INFORMATION AND COOPERATION

4.1 DEFAULTS. Upon the Senior Creditor and/or the Subordinated Creditor becoming aware of the occurrence of any relevant Default, the Senior Creditor and/or the Subordinated Creditor will use its best efforts to promptly notify the other in writing thereof (a "Default Notice"); provided that the failure to give a Default Notice shall not impair the subordination made hereby in any manner or impose any liability on Senior Creditor..

4.2 WAIVERS. Upon the waiver or remedy of any relevant Default, the Senior Creditor and/or the Subordinated Creditor will use its best efforts to promptly notify the other in writing of such waiver or remedy; provided that the failure to give such notice shall not impair the subordination made hereby in any manner or impose any liability on Senior Creditor.

5.   CONSENTS BY THE SENIOR CREDITOR

5.1 STATUS OF MMS AND MRIL. The Senior Creditor agrees that, notwithstanding Section 6.14 of the Senior Credit Agreement, none of MMS, MRIL, any successor entity of either of the foregoing or any other subsidiary of Hecla Mining acquired or incorporated solely in connection with the Project shall be considered, or shall be required to become, a Subsidiary Guarantor under (and as defined in) the Senior Credit Agreement and shall not be bound by any provisions of the Senior Credit Agreement (or any related document) relating to any Person otherwise designated as a "Subsidiary Guarantor".

5.2 CERTAIN WAIVERS. The Senior Creditor agrees to waive Sections 7.1(a), 7.1(b), only with respect to setoff against Hecla Mining as described in SECTION 2.2 and the Liens granted by Hecla Mining, MRIL or MMS in the share capital or assets of

     MRIL or MMS or their successors, or in connection with the Acquisition Agreement, and Section 7.7 of the Senior Credit Agreement insofar as such provisions relate to the execution and delivery of the Subordinated Credit Agreement and the performance by Hecla Mining of its obligations thereunder subject to the limitations on investment in and loans to MRIL and MMS set forth in the Senior Credit Agreement.

5.3 CONSENT BY SENIOR CREDITOR. The Senior Creditor consents to the execution and delivery of the Subordinated Credit Agreement and agrees that no Default under the Senior Credit Agreement shall arise by reason of such execution and delivery.

6.   MISCELLANEOUS

6.1 WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Hecla Mining, the Subordinated Creditor and the Senior Creditor.

     No failure or delay on the part of either the Senior Creditor or the Subordinated Creditor in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on either the Senior Creditor or the Subordinated Creditor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by either the Senior Creditor or the Subordinated Creditor under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

6.2 NOTICES. All notices and other communications provided to any party to this Agreement shall be in writing or by telex or by facsimile and addressed or delivered to it at its address set forth below its signature hereto and designated as its "Address for Notices" or at such other address as may be designated by such party in a notice to the other parties. Any notice, if sent by hand delivery or courier delivery, shall be deemed received when delivered and, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes and transmission confirmed by the sending facsimile machine in the case of facsimiles).

6.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto (and, in the case of each of the Senior Creditor and the Subordinated Creditor, to the benefit of the respective lenders and other financial institutions participating in the Senior Credit Agreement and the Subordinated Credit Agreement, respectively, and their respective successors and assigns); PROVIDED, HOWEVER, that Hecla Mining may not assign or transfer its rights or obligations hereunder without the prior written consent of the Senior Creditor and the Subordinated Creditor.

6.4 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.5  HEADINGS.  The  various  headings  of  this  Agreement   are
     inserted  for  convenience only and  shall  not  affect  the
     meaning   or  interpretation  of  this  Agreement   or   any
     provisions hereof or thereof.

6.6  GOVERNING LAW; ENTIRE AGREEMENT.

     (a) THIS AGREEMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, APPLICABLE THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (b) This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

6.7 Waiver of Jury Trial. THE SENIOR CREDITOR, THE SUBORDINATED CREDITOR AND HECLA MINING HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER
     VERBAL OR WRITTEN) OR ACTIONS OF THE SENIOR CREDITOR, THE SUBORDINATED CREDITOR OR HECLA MINING.

6.8 COUNTERPARTS; FAX. This Agreement may be separately executed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Agreement may be duly executed by facsimile or other electronic transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              NATIONSBANK, N.A.
                              in its capacity as the Senior
                              Creditor

                              By:  /s/ David C. Rubenking
                              Title:  Managing Director

                              Address for Notices:

                              NationsBank Plaza
                              901 Main Street, 49th Floor
                              Dallas, TX 75383, U.S.A.
                              Attn: Energy Lending Group
                              with a copy to:

                              Facsimile No.:
                              Attention:

                              NationsBank N.A.
                              Denver Energy Group
                              370 Seventeenth, Suite 3250
                              Denver, CO 80202, U.S.A.

                              Facsimile No.:
                              Attention:

                              STANDARD BANK LONDON LIMITED
                              in its capacity as the Subordinated
                              Creditor

                              By:  /s/ Steven Sharpe
                              Title:  Assistant General Manager

                              By:
                              Title:

                              Address for Notices:

                              Cannon Bridge House
                              25 Dowgate Hill
                              London EC4R 2SB
                              England
                              Facsimile No.: 44-171-815-4284
                              Attention: Mr. Steven Sharpe

                 ACKNOWLEDGEMENT AND AGREEMENT

The undersigned, Hecla Mining Company, hereby acknowledges receipt of a copy of the foregoing Subordination Agreement, waives notice of acceptance thereof by the Senior Creditor and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions,

                              HECLA MINING COMPANY

                              By:  /s/ John P. Stilwell
                              Title:  Vice President - Chief
                              Financial Officer


                              Address for Notices:

                              Hecla Mining Company
                              6500 Mineral Drive
                              Coeur d'Alene, Idaho
                              83815-8788

                              Facsimile No.:  1-208-769-4159




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